UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2018

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 5, 2018, Allscripts Healthcare, LLC, a North Carolina limited liability company (“Purchaser”) and wholly-owned subsidiary of Allscripts Healthcare Solutions, Inc., a Delaware corporation (“Allscripts”), and Presidio Sub, Inc., a Delaware corporation (“Sub”) and wholly-owned subsidiary of Purchaser, entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among Purchaser, Sub, Practice Fusion, Inc., a Delaware corporation (the “Practice Fusion”), Fortis Advisors LLC, as Holders’ Representative (as defined in the Merger Agreement), and Allscripts, solely for the purposes set forth therein, whereby Purchaser will acquire all of the issued and outstanding shares of capital stock of Practice Fusion through the merger (the “Merger”) of Sub with and into Practice Fusion, with Practice Fusion surviving the Merger as a wholly-owned subsidiary of Purchaser, upon the terms and subject to the conditions contained in the Merger Agreement. The purchase price for the Merger is $100 million (subject to adjustments for net working capital, cash, debt and transaction expenses, in each case on the terms and subject to the conditions set forth in the Merger Agreement). The Merger is expected to close in the first quarter of 2018, subject to the satisfaction of customary closing conditions (as described below).

Consummation of the Merger is subject to customary conditions, including: (i) the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1975, as amended; (ii) no final, non-appealable order or injunction restraining or prohibiting the Merger or pending or threatened governmental legal proceedings challenging the Merger; (iii) receipt of the requisite Practice Fusion stockholder approval (which was obtained on January 5, 2018); (iv) no occurrence, and continuation, of a Material Adverse Effect (as defined in the Merger Agreement) since the execution of the Merger Agreement; (v) less than 10% of the outstanding Practice Fusion capital stock will have exercised dissenter’s rights (or be eligible to exercise dissenter’s rights) prior to the closing of the Merger and no dissenter’s rights shall have been perfected (or may be perfected) by certain specified holders of Practice Fusion’s Preferred Stock (in respect of any shares of Practice Fusion capital stock); (vi) each party’s representations and warranties being true and correct in all material respects (without giving effect to any materiality qualifications therein); and (vii) each party having performed in all material respects all of its obligations under the Merger Agreement. The Merger Agreement may be terminated by each of Purchaser and Practice Fusion under certain circumstances, including if the Merger is not consummated by April 5, 2018. There is no financing condition to the consummation of the Merger.

Purchaser and Practice Fusion made customary representations and warranties in the Merger Agreement. Purchaser and Practice Fusion also agreed to certain covenants in the Merger Agreement, including covenants requiring Practice Fusion to operate its business in the ordinary course consistent with past practice prior to the consummation of the Merger. The Merger Agreement also requires Allscripts to issue restricted stock units to certain employees of Practice Fusion promptly following the consummation of the Merger, subject to satisfaction of the conditions set forth in the Merger Agreement. Allscripts has guaranteed the payment of certain amounts required to be paid by Purchaser, Sub or Practice Fusion (as the surviving corporation of the Merger) under the terms, and subject to the conditions of, the Merger Agreement.

Subject to certain exceptions and limitations, after the consummation of the Merger, the equityholders of Practice Fusion are obligated to indemnify Purchaser, and its affiliates, for breaches of representations, warranties and covenants and for certain other matters. At the closing, Purchaser will deposit $5 million of the purchase price in escrow to be available to satisfy the indemnification obligations of the equityholders of Practice Fusion under the Merger Agreement.

Item 7.01	Regulation FD Disclosure.

On January 8, 2018, Allscripts issued a press release announcing the transaction described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements and Risk Factors

This Current Report on Form 8-K, including the press release referenced herein, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact or pattern. Forward-looking statements can also be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. Forward-looking statements are not guarantees of future performance. Actual results could differ significantly from those set forth in the forward-looking statements, and reported results should not be considered an indication of future performance. Certain factors that could cause our actual results to differ materially from those described in the forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (our “Form 10-K”) under the heading “Risk Factors” and elsewhere. The following discussion should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in Part I, Item 1, “Financial Statements (unaudited)” in our Form 10-Q for the quarterly period ended September 30, 2017 filed with the Securities and Exchange Commission, as well as our Form 10-K. We assume no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Our business, financial condition, operating results and stock price can be materially and adversely affected by a number of factors, whether currently known or unknown, including, but not limited to, those described below. Any one or more of such factors, some of which are outside of our control, could directly or indirectly cause our actual financial condition and operating results to vary materially from our past or anticipated future financial condition or operating results.

Because of the following factors, as well as other factors affecting our financial condition and operating results, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

Our pending acquisition of Practice Fusion is subject to material risks and uncertainties.

There can be no assurance as to when, or if, we will complete our pending acquisition of Practice Fusion, as the transaction is subject to certain closing conditions, including the conditions described in Item 1.01 of this report.

If we complete our pending acquisition of Practice Fusion, the success of such acquisition will depend, in part, on our ability to achieve the expected benefits of the acquisition and to integrate our existing businesses with Practice Fusion’s business, including the integration of products and technologies. This integration will be complex, costly and time-consuming and will involve numerous risks, including, but not limited to, unanticipated expenses and the diversion of financial, managerial, and other resources from both our existing operations and those of Practice Fusion. If we fail to successfully integrate Practice Fusion’s business, we may not be able to achieve projected results or support the amount of consideration paid for Practice Fusion, which could materially and adversely impact our business, financial condition and operating results.

In addition, in March 2017 Practice Fusion received a request for documents and information from the U.S. Attorney’s Office for the District of Vermont pursuant to a civil investigative demand (CID). The CID relates to the certification of Practice Fusion’s software under the U.S. Office of the National Coordinator for Health Information Technology’s electronic health record certification program, and related business practices We understand that it is Practice Fusion’s practice to respond to such matters in a cooperative, thorough and timely manner. If we complete our pending acquisition of Practice Fusion and the CID leads to a claim or legal proceeding against Practice Fusion that results in the imposition of damages, non-monetary relief, significant compliance, litigation or settlement costs, or any other losses, such damages, relief, costs or losses could materially and adversely impact our business, financial condition and operating results.

The information furnished pursuant to this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Allscripts Healthcare Solutions, Inc. on January 8, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: January 8, 2018
	By:	/s/ Brian P. Farley
Brian P. Farley Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

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